UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2008 (March 17, 2008)

VECTr SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52412

(Commission File Number)

20-2437159

(IRS Employer Identification No.)

252 N. Washington Street, Falls Church, VA 22046

(Address of principal executive offices and Zip Code)

800-661-7830

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

On March 17, 2008, Mr. Herb Lustig resigned as our President and Director and Mr. Robert Knight was appointed our President. He shall assume the duties of President effective immediately. Mr. Knight formally served as our President from July 10, 1998 until November 21, 2007.  Additionally, Mr. Knight has served as a Director of Mexoro Minerals Ltd. (OTC-BB: MXOM.OB) ), a reporting company in the United States whose shares are quoted on the OTC Bulletin Board, since December 4, 2005.  Since September 1994, Mr. Knight has been the President of Knight Financial Ltd., where he has organized and participated in many corporate finance transactions.  From September 1998 to January 12, 2005, Mr. Knight served as the President, Secretary-Treasurer and a Director of Synova Healthcare Group, Inc. (OTC-BB: SNVH.OB), a United States reporting company formerly known as Advanced Global Industries Ltd. and Centaur BioResearch Corp., which distributes non-invasive medical diagnostic tools mainly for women. Mr. Knight served as Director of Invisa, Inc. (OTC-BB: INSA.OB), a reporting company in the United States whose shares traded on the OTC Bulletin Board from September 1998 until April 2005.  Invisa Inc. is involved in the safety sensing industry. From July 1998 to December 22, 2005, Mr. Knight served as a Director of Heartland Oil and Gas Corp. (OTC-BB: HOGC.OB), a reporting company in the United States whose shares are quoted on the OTC Bulletin Board.  Heartland Oil and Gas Corp. is involved in the exploration and development of coal bed methane gas properties in the United States.  Mr. Knight served as President of Heartland Oil and Gas Corp. from July 1998 until September 2002, as its Chief Financial Officer from September 2002 until November 2004 and as its corporate Secretary from July 1998 until November 2004.

Mr. Knight was awarded an MBA degree from Edinburgh School of Business, Herriot-Watt University in December 1998.

On May 30, 2007 Mr. Knight was granted 350,000 non-statutory stock options pursuant to our 2007 Stock Option Plan at an exercise price of $1.10.  The options granted to Mr. Knight vest in four installments, with the first installment of 25% vesting at the date of grant, the second installment of 25% vesting November 30, 2007, the third installment of 25% vesting May 30, 2008 and the last installment vesting November 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTr SYSTEMS INC.

/s/ Robert Knight
Robert Knight
President and Director

Date: March 17, 2008